For period ending:
March 31, 2014

Exhibit 77A
File number:
811-02319

Exhibit 77C

Item 77A and 77C: Registrant incorporates by reference Registrant's Proxy Statement dated October 25, 2013, filed October 28, 2013 (Accession No. 0001104659-13-078276).

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